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                                                                EXHIBIT 10.60.1

                                                               [CONFORMED COPY]

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         AMENDMENT dated as of December 31, 1999 to the Credit Agreement dated as of September 8, 1999 (the "CREDIT AGREEMENT") among WILLIAMS COMMUNICATIONS, INC. (the "BORROWER"), WILLIAMS COMMUNICATIONS GROUP, INC., as Guarantor, the LENDERS party thereto (the "LENDERS") and BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK, as Syndication Agent, and BANK OF MONTREAL and THE BANK OF NEW YORK, as Co-Documentation Agents.

                                  WITNESSETH:

         WHEREAS, the parties hereto have entered into the Credit Agreement and now desire to make certain amendments to the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Additional Definitions. (a) Section 1.01(a) of the Credit Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical order:

                  "Qualifying Borrower Indebtedness" means, unsecured Indebtedness of the Borrower to Holdings that (i) does not require the payment of any principal or cash interest prior to the first anniversary of the Term Maturity Date, (ii) is not redeemable by, or convertible or exchangeable for securities of the Borrower or any of its Subsidiaries that are redeemable by, the holder thereof, and not subject to any required sinking fund or other similar payment, prior to the first anniversary of the Term Maturity Date, (iii) is subordinated to the Obligations pursuant to subordination provisions at least as favorable to the holders of the Obligations as the provisions set forth in Exhibit J hereto and (iv) includes

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         no covenants, events of default or acceleration provisions other than a customary bankruptcy default and acceleration provision.

          (b) Section 1.01(a) of the Credit Agreement is hereby amended further by inserting in the definition of "Senior Debt" the phrase "(other than Qualifying Borrower Indebtedness permitted under Section 6.01(p))" immediately following the word "Indebtedness" in the first line thereof.

         SECTION 3. Parent Guarantee. Section 5.16 of the Credit Agreement is hereby amended by (i) adding, following the word "contributed" in clause (iv) thereof, the expression "or lent" and (ii) adding, at the end of such clause
(iv) before the comma, the expression "or as Qualifying Borrower Indebtedness".

         SECTION 4. Indebtedness; Certain Equity Securities. (a) Section 6.01(a) of the Credit Agreement is hereby amended by inserting, immediately following clause (o) thereof, new clause (p) to read in its entirety as follows:

         "(p) Indebtedness of the Borrower consisting of Qualifying Borrower Indebtedness;"

         SECTION 5. Certain Payments of Indebtedness. Section 6.07(b) of the Credit Agreement is hereby amended by (i) replacing the word "or" on the fourth line thereof following the expression "Intercompany Note" with a comma, (ii) adding, following the expression "Qualifying Holdings Debt" on the fifth line thereof, the expression "or any Qualifying Borrower Indebtedness" and (iii) inserting, on the third line of clause (i) thereof following the expression "Specified Indebtedness", the expression "other than Qualifying Borrower Indebtedness".

         SECTION 6. Exhibit J to Credit Agreement. The Credit Agreement is hereby amended by adding, as Exhibit J thereto, Exhibit J hereto.

         SECTION 7. Representations of Borrower. The Borrower represents and warrants that after giving effect to this Amendment (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement are true and correct (except in the case of any such representation or warranty that, by its terms expressly relates only to a specified earlier date, each of which representations and warranties was true as of such specified earlier date) and (ii) no Default has occurred and is continuing.

         SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                        2

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         SECTION 10. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received from each of the Loan Parties and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       WILLIAMS COMMUNICATIONS, INC.

                                       By: /s/ Howard S. Kalika
                                           -------------------------------------
                                           Title: Vice President and Treasurer

                                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                       By: /s/ Howard S. Kalika
                                           -------------------------------------
                                           Title: Vice President and Treasurer

                                       BANK OF AMERICA, N.A.

                                       By: /s/ Roselyn Drake
                                           -------------------------------------
                                           Title: Managing Director

                                       THE CHASE MANHATTAN BANK

                                       By: /s/ Constance M. Coleman
                                           -------------------------------------
                                           Title: Vice President

                                       BANK OF MONTREAL

                                       By: /s/ W.T. Calder
                                           -------------------------------------
                                           Title: Managing Director



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                                       THE BANK OF NEW YORK

                                       By:
                                          --------------------------------------
                                          Title:

                                       SCOTIABANC INC.

                                       By: /s/ W.J. Brown
                                          --------------------------------------
                                          Title: Managing Director

                                       ABNAMRO BANK N.V.

                                       By: /s/ David Carrington
                                          --------------------------------------
                                          Title: Group Vice President

                                       By: /s/ Frances O'R. Logan
                                          --------------------------------------
                                          Title: Senior Vice President

                                       FLEET NATIONAL BANK

                                       By: /s/ Amy B. Peden
                                          --------------------------------------
                                          Title: Assistant Vice President

                                       CIBC INC.

                                       By: /s/ Michele E. Roller
                                          --------------------------------------
                                          Title: Executive Director
                                                 CIBC World Markets Corp.
                                                 as Agent


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                                       CREDIT SUISSE FIRST BOSTON

                                       By: /s/ Joel Glodowski
                                           -------------------------------------
                                           Title: Managing Director

                                       By: /s/ Chris Horgan
                                           -------------------------------------
                                           Title: Vice President

                                       DEUTSCHE BANK AG
                                       NEW YORK AND/OR CAYMAN ISLAND
                                       BRANCH

                                       By: /s/ Jon D. Storck
                                           -------------------------------------
                                           Title: Vice President

                                       By: /s/ Sangita Gupte
                                           -------------------------------------
                                           Title: Associate

                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By:
                                           -------------------------------------
                                           Title:



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                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.

                                       By:
                                          --------------------------------------
                                          Title:

                                       By:
                                          --------------------------------------
                                          Title:

                                       FIRST UNION NATIONAL BANK

                                       By:
                                          --------------------------------------
                                          Title:

                                       IBM CREDIT CORPORATION

                                       By: /s/ Thomas S. Curcio
                                          --------------------------------------
                                          Title: Manager of Credit

                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH

                                       By:
                                          --------------------------------------
                                          Title:


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                                       BANK OF OKLAHOMA N.A.

                                       By: /s/ Robert D. Mattax
                                          --------------------------------------
                                          Title: Senior Vice President

                                       THE FIRST NATIONAL BANK OF
                                                CHICAGO

                                       By:
                                          --------------------------------------
                                          Title:

                                       KBC BANK, N.V.

                                       By: /s/ Jean-Pierre Diels
                                          --------------------------------------
                                          Title: First Vice President

                                       By: /s/ Patrick A. Janssens
                                          --------------------------------------
                                          Title: Vice President

                                       THE FUJI BANK, LIMITED

                                       By: /s/ Jacques Azagury
                                          --------------------------------------
                                          Title: Senior Vice President & Manager


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Acknowledged and agreed:

CNG COMPUTER NETWORKING GROUP, INC.
CRITICAL CONNECTIONS, INC.
DATA COMMUNICATIONS 2000, INC.
INTERNET ENGINEERING & CONSULTANT, INC.
WCS COMMUNICATIONS SYSTEMS,
     INC.
WCS MICROWAVE SERVICES, INC.
WCS, INC.
WILLIAMS COMMUNICATIONS OF
     VIRGINIA, INC.
WILLIAMS GLOBAL COMMUNICATIONS
     HOLDINGS, INC.
WILLIAMS INTERNATIONAL
     VENTURES COMPANY
WILLIAMS LEARNING NETWORK,
     INC.
WILLIAMS LOCAL NETWORK, INC.
WILLIAMS WIRELESS, INC.


All By: /s/ Howard S. Kalika
       ----------------------------
Title: Vice President and Treasurer



THE WILLIAMS COMPANIES, INC.


By: /s/ Gary R. Belitz
   --------------------------------
   Title: Controller


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                                                                     EXHIBIT J


         Williams Communications, Inc. (the "Borrower") and Williams Communications Group, Inc. ("WCG") agree and each holder of this Promissory Note, by its acceptance hereof hereby agrees, for the benefit of the holders of the Senior Obligations that all indebtedness evidenced by this Promissory Note, including principal, premium, if any, and interest, and all other amounts payable to WCG or any other holder of this Promissory Note hereunder (including, for all purposes of this Promissory Note, (i) any payment in respect of redemption or purchase or other acquisition hereof and (ii) any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest is allowed or allowable as a claim in any such proceeding) (collectively, the "Subordinated Obligations") shall, to the extent hereinafter set forth, be subordinate and junior to the Senior Obligations.

         Unless and until all principal of, premium, if any, and interest on, and all other obligations of the Borrower under, the Senior Obligations shall have been paid in full and all commitments to extend the Senior Obligations shall have terminated, neither the Borrower nor any of its subsidiaries or affiliates shall make, and WCG shall not demand, accept or receive, or attempt to collect or commence any legal proceedings to collect, any direct or indirect payment (in cash or property or by setoff, exercise of contractual or statutory rights or otherwise) of or on account of any amount payable on or with respect to this Promissory Note (including any payment in respect of redemption or purchase or other acquisition) or any interest herein. Unless and until all principal of, premium, if any, and interest on, and all other obligations of the Borrower under, the Senior Obligations shall have been paid in full and all commitments to extend the Senior Obligations shall have terminated, WCG will not commence or maintain any action, suit or any other legal or equitable proceeding against the Borrower, or join with any creditor in any such proceeding, under any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar law, unless the holders of the Senior Obligations shall also join in bringing such proceeding; provided that the foregoing shall not prohibit WCG from filing a proof of claim or otherwise participating in any such proceeding not commenced by it.

         If WCG or any other holder of this Promissory Note shall at any time receive any payment in respect of any Subordinated Obligation prohibited under the second and third paragraphs of this Promissory Note, WCG or such holder, as the case may be, shall hold all such payments in trust for the holders of the Senior Obligations and shall promptly transmit such payment, in the form received by it, together with any necessary endorsements, to the Administrative Agent.


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         Neither WCG nor any other holder of this Promissory Note shall be subrogated to the rights of the holders of the Senior Obligations to receive payments or distributions of assets of the Borrower until all amounts payable with respect to the Senior Obligations shall be paid in full and all commitments to extend the Senior Obligations shall have terminated; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Obligations of any cash, property or securities to which WCG or any other holder of this Promissory Note would be entitled except for these provisions shall, as between the Borrower, its creditors other than the holders of the Senior Obligations, and WCG or any other holder of this Promissory Note, be deemed to be a payment by the Borrower to or on account of the Senior Obligations. The subordination provisions of this Promissory Note are and are intended solely for the purpose of defining the relative rights of WCG or any other holder of this Promissory Note, on the one hand, and the holders of the Senior Obligations, on the other hand.

         Subject to the payment in full of all of the Senior Obligations, WCG or any other holder of this Promissory Note shall be subrogated (equally and ratably with the holders of all subordinated indebtedness of the Borrower which, by its terms, is not superior in right of payment to the this Promissory Note, and ranks on a parity with this Promissory Note) to the rights of the holders of the Senior Obligations to receive payments or distributions of cash, property or securities of the Borrower applicable to the Senior Obligations until all amounts owing on this Promissory Note shall be paid in full. For purposes of such subrogation, no payments or distributions to WCG or any other holder of this Promissory Note of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the holders of the Senior Obligations shall, as between the Borrower, its creditors other than the holders of Senior Obligations and WCG or any other holder of this Promissory Note, be deemed to be a payment to or on account of the Senior Obligations. WCG and each other holder of this Promissory Note, by its acceptance thereof, agrees that, in the event that all or any part of any payment made on account of the Senior Obligations is recovered from the holders of the Senior Obligations as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by WCG or any other holder on account of this Promissory Note at any time after the date of the payment so recovered, whether pursuant to the right of subrogation provided for in this Promissory Note or otherwise, shall be deemed to have been received by WCG or any other holder of this Promissory Note in trust as the property of the holders of the Senior Obligations and WCG or any other holder of this Promissory Note shall forthwith deliver the same to the Administrative Agent and any other representative on behalf of the holders of the Senior Obligations for the equal and ratable benefit of the holders of the Senior Obligations for application to payment of all Senior Obligations in full.

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         As used in this Promissory Note, the following terms shall have the following meanings:

"Credit Agreement" means the Credit Agreement dated as of September 8, 1999 among Williams Communications, Inc., Williams Communication Group, Inc., the Lenders party thereto, Bank of America, N.A., as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, and Bank of Montreal and the Bank of New York, as Co-Documentation Agents, as such Credit Agreement may be amended from time to time.

"Obligations" has the meaning set forth in the Credit Agreement.

"Senior Obligations" means (i) the Obligations, (ii) any refinancing, extension or replacement of any Obligation and (iii) any indebtedness or other obligations incurred pursuant to any commitment refinancing, extending or replacing commitments under the Credit Agreement or any refinancing, extension or replacement thereof.

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